UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2010
BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	001-34096 (Commission File Number)	11-2934195 (IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York (Address of principal executive offices)	11932 (Zip Code)
(631) 537-1000
(Registrant’s telephone number)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07	Submission of Matters to a Vote of Security Holders
     The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Bridge Bancorp, Inc. (the “Company”) was held on May 7, 2010. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:
Matter 1. The election of four directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Marcia Z. Hefter	3,787,974	502,705	1,181,906
Emanuel Arturi	4,010,028	280,651	1,181,906
Rudolph J. Santoro	4,114,417	176,262	1,181,906
Howard H. Nolan	4,094,162	196,517	1,181,906

Matter 2. The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

Shares Voted For	Shares Voted Against	Abstentions
5,401,819	56,579	14,187

Item 9.01.	Financial Statements and Exhibits
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc. (Registrant)
/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated: May 12, 2010